© HC2 HOLDINGS, INC. 2021 HC2 Holdings, Inc. Q2 2021 Earnings Release Supplement August 6, 2021

© HC2 HOLDINGS, INC. 2021 Safe Harbor Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding our expectations regarding entering definitive agreements in respect of and consummating potential divestitures of any of our subsidiaries, our ability to successfully consummate previously announced acquisitions, HC2’s inability to predict the extent to which the COVID-19 pandemic and related impacts will continue to adversely impact HC2’s business operations, financial performance, results of operations, financial position, the prices of HC2’s securities and the achievement of HC2’s strategic objectives, and changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates, the value of securities and other financial assets, and the impact of such changes and volatility on HC2’s financial position. Such statements are based on the beliefs and assumptions of HC2’s management and the management of HC2’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance, results or the creation of stockholder value and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses’ and governments’ responses to the pandemic on HC2’s operations and personnel, and on commercial activity and demand across our businesses, capital market conditions, including the ability of HC2 and HC2’s subsidiaries to raise capital; the ability of HC2’s subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of HC2. Although HC2 believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, HC2 undertakes no obligation to update or revise publicly any forward- looking statements, whether as a result of new information, future events or otherwise.

© HC2 HOLDINGS, INC. 2021 Safe Harbor Disclaimers 3 Non-GAAP Financial Measures In this earnings release supplement, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, which excludes results for discontinued operations, and Adjusted EBITDA for its operating segments. Adjusted EBITDA Adjusted EBITDA is not a measurement recognized under U.S. GAAP. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. Adjusted EBITDA excludes the results of operations and any consolidating eliminations of our Insurance segment. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) as adjusted for discontinued operations; depreciation and amortization; Other operating (income) expense, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, asset impairment expense and FCC reimbursements; interest expense; net gain (loss) on contingent consideration; loss on early extinguishment or restructuring of debt; gain (loss) on sale of subsidiaries; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; non-recurring items; costs associated with the COVID-19 pandemic and acquisition and disposition costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable, however there can be no assurance information so presented will prove accurate in whole or in part.

© HC2 HOLDINGS, INC. 2021 Second Quarter 2021 Summary Continued Progress Executing our Strategy with Momentum into 2H 2021 4 ■ Accomplished near-term goals: ■ Completed the acquisition of Banker Steel ■ Closed the divestiture of Continental Insurance ■ DBM entered into a new credit agreement ■ Fully refinanced DBM's existing debt ■ Funded a portion of the Banker Steel acquisition ■ Added working capital capacity ■ Infused R2 Technologies with $15 million in Series C funding to accelerate growth ■ Announced name change to INNOVATE Corp.

© HC2 HOLDINGS, INC. 2021 Segment Highlights Infrastructure Highlights Life Sciences Highlights Spectrum Highlights ■ Reported Backlog = $1,634M ■ Acquisition of Banker Steel doubles the size of our backlog Legacy DBM adjusted backlog = $988M Banker Steel adjusted backlog = $911M Total adjusted backlog = $1,899M ■ Backlog provides good visibility for the next couple years ■ Poised to benefit from Infrastructure Bill, directly or indirectly ■ Infused R2 with $15 million to continue the rollout and development of its products. ■ Glacial Spa launch in China pushed to second half of 2021 ■ U.S. Pivotal Study on track to begin in the fourth quarter 2021 ■ Net (Loss) of $1.1M, and Adjusted EBITDA of $2.7M ■ Signed Scripps Networks: 9 networks / 47 stations / 143 channels ■ 81 Networks using the HC2 platform

Q2 2021 Financial Highlights

Revenue

($ millions)	2Q21	2Q20
Infrastructure	$ 232.0	$ 172.3
Life Sciences	1.2	—
Spectrum	10.6	9.5
Consolidated HC2	**$ 243.8**	**$ 181.8**

Non-GAAP Adjusted EBITDA[1]

($ millions)	2Q21	2Q20
Infrastructure	$ 13.9	$ 19.1
Life Sciences	(6.1)	(4.5)
Spectrum	2.7	(1.2)
Non-operating Corporate	(5.7)	(3.6)
Other & Eliminations	1.7	0.8
Consolidated HC2	**$ 6.5**	**$ 10.6**

Consolidated Q2 Results

- Revenue increased $62.0M or 34.1% driven by our Infrastructure segment, due primarily to DBM's recent acquisition of Banker Steel
- Net Loss attributable to common stock and participating preferred stockholders of $23.7M
- Adjusted EBITDA decreased to $6.5M, or $4.1M driven by margin compression at Infrastructure combined with timing of work under execution and increased spend at our Life Sciences segment offset by continued improvement in our Spectrum segment

Infrastructure

- Net Income of $1.4M
- $13.9M in Adjusted EBITDA; contracted backlog of $1,634.4M (Adjusted ~$1,899M[2]), compared to $394.5M at 12/31/20

Spectrum

- Net Loss of $1.1M
- $2.7M in Adjusted EBITDA
- Third consecutive quarter of positive Adjusted EBITDA contribution

Life Sciences

- R2 continued to scale operations to support the commercial launch of Glacial Rx in the U.S. and Glacial Spa in China (planned 2H 2021), as well as further development of the product platform.
- MediBeacon preparing for its Pivotal Clinical Study for use of the TGFR system for renal monitoring (planned Q4 2021)

Non-operating Corporate

- Recurring SG&A up 58.3% Y/Y driven largely by costs attributable to the former Chairman, President and CEO's arbitration acceptance in Q2 2021 and changes to bonus accrual that went into effect in Q2 2020

Infrastructure backlog provides runway for revenue visibility over the next two years; Spectrum achieves third consecutive quarter of positive Adjusted EBITDA

(1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(2) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.

© HC2 HOLDINGS, INC. 2021

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© HC2 HOLDINGS, INC. 2021 (1) Borrowing rate on Line of Credit reduced from LIBOR plus 6.75% to LIBOR plus 5.75% in February 2021. (2) Excludes cash included in Discontinued Operations. (3) Debt Maturity Profile excludes Preferred Stock and capital leases (4) Infrastructure Line of Credit reflects maturity in 2024 and not U.S. GAAP presentation. Debt Summary ($ millions) Maturity Jun-21 Dec-20 11.50% Senior Secured Notes 2021 $ — $ 340.4 8.50% Senior Secured Notes 2026 330.0 — 7.50% Convertible Senior Notes 2022 3.2 55.0 7.50% Convertible Senior Notes 2026 51.8 — Line of Credit (1) 2024 5.0 15.0 Infrastructure Debt Various 234.4 110.5 Spectrum Debt Various 55.2 55.7 Total Principal Outstanding $ 679.6 $ 576.6 Unamortized OID and DFC (3.1) (15.1) Total Debt $ 676.5 $ 561.5 Cash & Cash Equivalents (2) 18.1 43.8 Net Debt $ 658.4 $ 517.7 Current Credit Picture 7 Debt Maturity Profile $55.1 $3.2 $— $129.7 $— $491.3 Holdco Infrastructure Spectrum 2021 2022 2023 2024 2025 2026 $— $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 ($ millions)

© HC2 HOLDINGS, INC. 2021 ■ 34.6% revenue increase due to the acquisition of Banker Steel as well as higher revenues across DBM's service offering ■ Adjusted EBITDA decrease was driven by the timing of project work under execution and the change in backlog mix, including the impact of market pressures on point-of-sale project margins in the current period, partially offset by contribution from Banker Steel ■ Reported backlog is $1.6B, up from $395M from year-end ■ Taking into consideration awarded but not yet signed contracts, adjusted backlog was ~$1.9B; provides visibility into 2022 and beyond Financials ($ millions) 2Q21 2Q20 Revenue $ 232.0 $ 172.3 Net Income $ 1.4 $ 1.7 Adjusted EBITDA (1) $ 13.9 $ 19.1 (1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP. (2) All data as of June 30, 2021 unless otherwise noted. Segment Highlights - Infrastructure DBM Global ("DBM") 8 $410.3 $435.9 $394.5 $522.7 $1,634.4 Backlog Adjusted Backlog 2Q20 3Q20 4Q20 1Q21 2Q21 $500 $1,000 $1,500 $2,000 ~$1,899 Trending Backlog Overview Near-Term Focus ■ Well-positioned to take advantage of rebounding commercial and industrial construction markets, and opportunities from potential federal infrastructure spending ($ millions)

Segment Highlights - Life Sciences

Pansend Life Sciences

R2 Technologies

- Received $15M Series C funding through HC2's subsidiary Pansend to accelerate their revenue-driving phase following the commercial launch of Glacial Rx, and more broadly to support their development of innovative technologies and global expansion.
- Glacial Rx™
  - The launch of commercial shipments to U.S. aesthetic providers for Glacial Rx™ continues as planned.
- Glacial Spa™
  - China commercial launch expected 2H 2021

MediBeacon

- U.S. Pivotal Study expected to begin in the fourth quarter of 2021
- Global Pivotal Study expanded to include China, starts in early 2022
- Gastrointestinal Health - Current permeability study ongoing with 20 patients

Summary of Investments

Company	Investment to Date	Equity %	Fully Diluted %
R2 Technologies	$42.4M	56.3%	51.6%
MediBeacon	$24.9M	47.2%	41.6%
Genovel	$3.8M	80.0%	75.2%
Triple Ring	$3.0M	25.8%	22.9%

(1) Investment-to-date totals and equity ownership percentages are as of June 30, 2021, except for R2, which includes $15M investment in July; fully diluted includes all exercisable options and warrants.
(2) MediBeacon agents and devices are not approved for human use by any regulatory agency.

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© HC2 HOLDINGS, INC. 2021 Financials ($ millions) 2Q21 2Q20 Station Group $ 4.6 $ 3.8 Network ("Azteca") 6.0 5.7 Revenue $ 10.6 $ 9.5 Net Loss $ (1.1) $ (3.7) Adjusted EBITDA (1) $ 2.7 $ (1.2) 10 Segment Highlights - Spectrum HC2 Broadcasting 212 45 227 Central Cast Integrated Operating Stations 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 0 50 100 150 200 250 Overview ■ Third consecutive quarter of positive Adjusted EBITDA contribution ■ Reached an agreement with Scripps Networks to broadcast all 9 of their networks on 47 stations which represent 143 channels of programming ■ 81 networks air on HC2's platform as of June 2021 ■ 2.3 billion of MHz POPs of Spectrum, approximately 90% of which is UHF Spectrum Near-Term Focus ■ Continue business development and sign up large content providers; strong pipeline of pending lease agreements or revenue shares across multiple markets ■ We expect 25 new station builds to be completed by Q1 2022 ■ Explore ATSC 3.0 technologies that offer expanded capability and use of HC2's Spectrum Station Growth (1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

© HC2 HOLDINGS, INC. 2021 Appendix Select GAAP Financials & Non-GAAP Reconciliations 11

© HC2 HOLDINGS, INC. 2021 HC2 Selected GAAP Financials Income Statement - Unaudited (in millions) Three Months Ended June 30, 2021 Six Months Ended June 30, 2021 2021 2020 2021 2020 Revenue $ 243.8 $ 181.8 $ 415.6 $ 368.4 Cost of revenue 207.4 152.1 348.7 308.9 Gross profit 36.4 29.7 66.9 59.5 Operating expenses: Selling, general and administrative 39.5 36.4 76.6 75.3 Depreciation and amortization 4.8 4.5 8.7 8.8 Other operating (income) loss (0.2) (2.3) 0.2 (2.1) Loss from operations (7.7) (8.9) (18.6) (22.5) Other (expense) income: Interest expense (12.4) (19.1) (33.8) (38.3) Loss on early extinguishment or restructuring of debt (1.6) (3.4) (12.4) (9.2) Income (loss) from equity investees 0.2 (0.2) (1.9) (2.7) Other income 0.4 64.6 3.8 66.1 (Loss) income from continuing operations before income taxes (21.1) 33.0 (62.9) (6.6) Income tax expense (2.6) (12.0) (3.7) (2.3) (Loss) income from continuing operations (23.7) 21.0 (66.6) (8.9) (Loss) income from discontinued operations (including gain on disposal of $40.4 million and loss on disposal of $39.3 million for the six months ended June 30, 2021 and 2020, respectively) (1.5) 7.5 50.4 (63.6) Net (loss) income (25.2) 28.5 (16.2) (72.5) Net income (loss) attributable to noncontrolling interest and redeemable noncontrolling interest 1.7 (15.4) 5.3 2.5 Net (loss) income attributable to HC2 Holdings, Inc. (23.5) 13.1 (10.9) (70.0) Less: Preferred dividends and deemed dividends from conversions 0.2 0.4 0.6 0.8 Net (loss) income attributable to common stock and participating preferred stockholders $ (23.7) $ 12.7 $ (11.5) $ (70.8) 12

© HC2 HOLDINGS, INC. 2021 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 13 (in millions) Three months ended June 30, 2021 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations HC2 Net (loss) attributable to HC2 Holdings, Inc. $ (23.5) Less: Discontinued operations (1.5) Net Income (loss) attributable to HC2 Holdings, Inc., excluding discontinued operations $ 1.4 $ (4.3) $ (1.1) $ (19.2) $ 1.2 $ (22.0) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 3.3 0.1 1.4 — — 4.8 Depreciation and amortization (included in cost of revenue) 2.7 — — — — 2.7 Other operating (income) — — (0.2) — — (0.2) Interest expense 2.2 — 2.4 7.8 — 12.4 Other (income) expense, net (4.1) — 0.4 3.3 — (0.4) Loss on early extinguishment or restructuring of debt 1.5 — — 0.1 — 1.6 Income tax expense 1.2 — — 1.4 — 2.6 Noncontrolling interest 0.1 (1.9) (0.5) — 0.6 (1.7) Share-based compensation expense — — 0.2 0.5 — 0.7 Nonrecurring Items 0.2 — — — — 0.2 COVID-19 Costs 4.0 — — — — 4.0 Acquisition and disposition costs 1.4 — 0.1 0.4 (0.1) 1.8 Adjusted EBITDA $ 13.9 $ (6.1) $ 2.7 $ (5.7) $ 1.7 $ 6.5

© HC2 HOLDINGS, INC. 2021 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 14 (in millions) Six months ended June 30, 2021 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations HC2 Net (loss) attributable to HC2 Holdings, Inc. $ (10.9) Less: Discontinued operations 50.4 Net Income (loss) attributable to HC2 Holdings, Inc., excluding discontinued operations $ 1.4 $ (8.5) $ (5.5) $ (50.0) $ 1.3 $ (61.3) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 5.7 0.1 2.9 — — 8.7 Depreciation and amortization (included in cost of revenue) 5.0 — — — — 5.0 Other operating expenses — — 0.2 — — 0.2 Interest expense 4.1 — 4.7 25.0 — 33.8 Other (income) expense, net (3.9) — 0.8 (0.7) — (3.8) Loss on early extinguishment or restructuring of debt 1.5 — 0.9 10.0 — 12.4 Income tax expense 1.2 — — 2.5 — 3.7 Noncontrolling interest 0.1 (4.0) (1.0) — (0.5) (5.4) Share-based compensation expense — 0.1 0.3 0.9 — 1.3 Nonrecurring Items 0.4 — — 0.5 — 0.9 COVID-19 Costs 7.9 — — — — 7.9 Acquisition and disposition costs 1.8 — 0.2 2.1 — 4.1 Adjusted EBITDA $ 25.2 $ (12.3) $ 3.5 $ (9.7) $ 0.8 $ 7.5

© HC2 HOLDINGS, INC. 2021 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 15 (in millions) Three months ended June 30, 2020 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations HC2 Net income attributable to HC2 Holdings, Inc. $ 13.1 Less: Discontinued operations 7.5 Net Income (loss) attributable to HC2 Holdings, Inc., excluding discontinued operations $ 1.7 $ (1.2) $ (3.7) $ (38.2) $ 47.0 $ 5.6 Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 2.7 0.1 1.7 — — 4.5 Depreciation and amortization (included in cost of revenue) 2.3 — — — — 2.3 Other operating (income) (0.1) — (2.2) — — (2.3) Interest expense 2.2 — 3.5 13.4 — 19.1 Loss on early extinguishment or restructuring of debt — — — 3.4 — 3.4 Other (income) expense, net (0.1) (2.3) 0.4 8.8 (71.3) (64.5) Income tax expense 0.8 — — 4.3 6.9 12.0 Noncontrolling interest 0.1 (1.2) (1.3) — 17.7 15.3 Bonus to be settled in equity — — — (0.3) — (0.3) Share-based compensation expense — 0.1 — 0.1 — 0.2 Nonrecurring Items 0.9 — — 3.8 — 4.7 COVID-19 Costs 8.4 — — — — 8.4 Acquisition and disposition costs 0.2 — 0.4 1.1 0.5 2.2 Adjusted EBITDA $ 19.1 $ (4.5) $ (1.2) $ (3.6) $ 0.8 $ 10.6

© HC2 HOLDINGS, INC. 2021 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 16 (in millions) Six months ended June 30, 2020 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations HC2 Net (loss) attributable to HC2 Holdings, Inc. $ (70.0) Less: Discontinued operations (63.6) Net Income (loss) attributable to HC2 Holdings, Inc., excluding discontinued operations $ 1.6 $ (4.4) $ (9.2) $ (64.0) $ 69.6 $ (6.4) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 5.3 0.1 3.4 — — 8.8 Depreciation and amortization (included in cost of revenue) 4.6 — — — — 4.6 Other operating (income) expenses 0.1 — (2.2) — — (2.1) Interest expense 4.4 — 6.7 27.2 — 38.3 Loss on early extinguishment or restructuring of debt — — — 9.2 — 9.2 Other (income) expense, net 0.1 (2.3) 1.0 6.4 (71.3) (66.1) Income tax (benefit) expense 1.0 — — 3.9 (2.6) 2.3 Noncontrolling interest 0.1 (2.2) (2.4) — 2.0 (2.5) Bonus to be settled in equity — — — (0.3) — (0.3) Share-based compensation expense — 0.1 0.1 1.5 — 1.7 Nonrecurring Items 1.8 — — 5.2 — 7.0 COVID-19 Costs 8.8 — — — — 8.8 Acquisition and disposition costs 0.3 — 0.4 2.3 1.4 4.4 Adjusted EBITDA $ 28.1 $ (8.7) $ (2.2) $ (8.6) $ (0.9) $ 7.7